UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2011

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1.	Stockholder Approval of Amendment to 2008 Omnibus Incentive Plan (As Amended and Restated Effective May 25, 2011)

On May 25, 2011, we held our 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”), at which our stockholders approved the Amendment to the 2008 Omnibus Incentive Plan (the “2008 Plan”), including an increase in the total number of shares of common stock authorized for issuance under the 2008 Plan by 1,950,000 shares.

By approving the 2008 Plan, as amended and restated effective May 25, 2011 (the “Amended 2008 Plan”), our stockholders also re-approved the material terms of the performance goals for performance-based awards under the Amended 2008 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Amended 2008 Plan authorizes the issuance of up to an aggregate maximum of 10,364,363 shares of common stock, which includes:

•	5,600,000 shares of our common stock (which includes the additional 1,950,000 shares stockholders approved at the 2011 Annual Meeting), plus

•	up to 1,941,357 shares that were added from the Company’s predecessor equity plans following original stockholder approval of the 2008 Plan on May 23, 2008, plus

•

up to 2,823,006 shares that were subject to outstanding awards under the Company’s predecessor equity plans following original stockholder approval of the 2008 Plan on May 23, 2008 and that thereafter cease to be subject to such awards (such as by cancellation or forfeiture).

The Board of Directors or the Compensation Committee of our Board of Directors (the “Compensation Committee”) administers the Amended 2008 Plan although the Board or the Compensation Committee may delegate administration of the Amended 2008 Plan to one or more committees of the Board or permit a senior executive officer to make certain grants under the Amended 2008 Plan in accordance with its terms.

Employees, directors, consultants, advisors and independent contractors are eligible to receive awards under the Amended 2008 Plan. Awards may consist of stock options, stock appreciation rights, stock units, stock grants, performance shares, performance units, dividend equivalents or other cash-based or equity awards. The Amended 2008 Plan will expire on May 23, 2018.

The foregoing summary of the Amended 2008 Plan, and summaries of the Amended 2008 Plan set forth in our 2011 Proxy Statement for the 2011 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2011, and the supplemental material filed with the SEC on May 17, 2011 (the “Supplemental Material”), is qualified in its entirety by reference to the full text of the Amended 2008 Plan, which is filed as Exhibit 10.1 to this Current Report.

2.	Grant of Performance Based Restricted Stock Units and Restricted Stock Units to CEO

On May 24, 2011, the Compensation Committee awarded 43,750 performance-based restricted stock units (“PBRSUs”) to our CEO, Patrick J. Byrne, as part of the long-term incentive compensation program for 2011. The PBRSUs require achievement of business operating profit before interest and taxes (“BOP”) of 1.5% of revenue for the year ending December 31, 2011, subject to further time vesting if the performance goal is met. For purposes of attainment against the performance target, BOP attained will be calculated excluding charges related to specified non-recurring events that are not reflective of the performance of the ongoing business. If the performance goal is not met for the year, the PBRSUs will automatically be forfeited. If the performance goal is achieved for the year ending December 31, 2011, the PBRSUs will vest in three approximately equal increments beginning on the first anniversary of the date of grant, and will be paid out in shares of our common stock. Except for the threshold performance vesting requirement, the PBRSUs will otherwise have the same terms and conditions as the restricted stock units we customarily grant. A copy of the Performance Based Restricted Stock Unit Award Agreement between the Company and our CEO is filed as Exhibit 10.2 with this Current Report. (In the Supplemental Material, the PBRSUs are referred to as “PVRSUs”.)

On May 24, 2011, the Compensation Committee also awarded 72,917 restricted stock units (“RSUs”) to our CEO, as part of the long-term incentive compensation program for 2011. The RSUs will vest in three approximately equal increments beginning on the first anniversary of the date of grant, and will be paid out in shares of our common stock. For 2011, the PBRSUs, together with the performance share unit awards previously granted to our CEO in the first quarter of 2011, constitute at least 50% of the equity granted to our CEO for 2011 (based on the number, not value, of shares).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described above in Item 5.02, on May 25, 2011, we held our 2011 Annual Meeting. According to the final tabulation, 55,956,262 shares, or approximately 93% of the outstanding shares, were present either in person or by proxy at this meeting, which represented a quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

(1) The stockholders elected each of the nine nominees to our Board of Directors for a term expiring at the next Annual Meeting of Stockholders and until their successors are elected and qualified by a majority of the votes cast. The voting for each director was as follows:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Patrick J. Byrne	51,214,749	549,504	32,724	4,159,285
Eric J. Draut	49,671,383	2,090,759	34,835	4,159,285
Gregory K. Hinckley	50,485,777	1,275,556	35,644	4,159,285
Lydia H. Kennard	50,548,163	1,213,283	35,531	4,159,285
Allen J. Lauer	51,514,283	247,214	35,480	4,159,285
Stephen P. Reynolds	51,518,212	243,701	35,064	4,159,285
Steven B. Sample	51,424,015	337,477	35,485	4,159,285
Oren G. Shaffer	51,529,472	231,672	35,833	4,159,285
Larry D. Yost	50,547,540	1,213,090	36,347	4,159,285

(2) An advisory proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011 was adopted with the votes as shown:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
55,573,501	335,697	47,064	0

(3) An advisory resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in the Company’s 2011 Proxy Statement was adopted with the votes as shown:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
39,192,825	5,555,719	7,048,433	4,159,285

(4) A plurality of the Company’s stockholders favored annual stockholder advisory votes on the compensation of the Company’s named executive officers with the votes as shown:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON- VOTES
40,931,981	44,832	3,752,881	7,067,283	4,159,285

Consistent with the Board of Directors’ recommendation in the Company’s 2011 Proxy Statement and the voting results, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually.

(5) The proposed amendment to the Company’s 2008 Omnibus Incentive Plan, including an increase in the total number of authorized shares to 5,600,000 shares and re-approval of the materials terms of the performance goals currently in this plan was approved with the votes as shown:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
40,991,358	8,372,983	2,432,636	4,159,285

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2008 Omnibus Incentive Plan (as amended and restated effective May 25, 2011)

10.2	Performance Based Restricted Stock Unit Agreement, dated May 24, 2011, between the Company and Patrick J. Byrne under the 2008 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc. (Registrant)

Date: May 25, 2011	By:	/s/Janis L. Harwell
Name: Janis L. Harwell Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description
10.1	2008 Omnibus Incentive Plan (as amended and restated effective May 25, 2011)

10.2	Performance Based Restricted Stock Unit Agreement, dated May 24, 2011, between the Company and Patrick J. Byrne under the 2008 Omnibus Incentive Plan